1 Portfolio Update Meeting August 26, 2021

W W W . K B S . C O M The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II’s (the “Company” or “KBS REIT II”) Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2021 (the “Quarterly Report”), including the “Risk Factors” contained therein. Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. You should interpret many of the risks identified in this presentation and in our Annual Report and Quarterly Report as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. On March 5, 2020, KBS REIT II’s stockholders approved the sale of all of KBS REIT II’s assets and its dissolution pursuant to the terms of KBS REIT II’s plan of complete liquidation and dissolution (the “Plan of Liquidation”). There are many factors that may affect the amount of liquidating distributions ultimately paid to KBS REIT II’s stockholders, including the ultimate sale price of each asset and the actual liquidation timing, changes in market demand for office properties, the amount of taxes, fees and expenses relating to the liquidation, and unanticipated or contingent liabilities that could arise. No assurance can be given as to the amount or timing of liquidating distributions. Forward-Looking Statements 2 Important Disclosures

W W W . K B S . C O M The COVID-19 pandemic, together with the resulting measures imposed to help control the spread of the virus, has had a negative impact on the economy and business activity globally. The COVID-19 pandemic is negatively impacting almost every industry, including the U.S. office real estate industry and the industries of KBS REIT II’s tenants, directly or indirectly. The extent to which the COVID-19 pandemic impacts the Company’s operations and those of its tenants and the Company’s implementation of the Plan of Liquidation, depends on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Given the uncertainty and current business disruptions as a result of the outbreak of COVID-19, the Company’s implementation of the Plan of Liquidation may be materially and adversely impacted. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated range of liquidating distributions as of March 11, 2021 and estimated net assets in liquidation as of June 30, 2021. For a full description of the methodologies, limitations and assumptions used in the calculation of the estimated liquidation value of the Company’s assets and liabilities, see the Company’s Annual Report and Quarterly Report. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Moreover, the Company did not obtain appraisals in connection with the valuations. Even small changes to these assumptions could result in significant differences in the estimated range of liquidating distributions as of March 11, 2021. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its real estate properties; the Company’s ability to sell its real estate properties at the times and at the prices it expects; the Company’s ability to successfully negotiate modifications, extensions or any needed refinancing of its debt obligations; the Company’s ability to successfully implement the Plan of Liquidation; and other risks identified in the Annual Report and the Quarterly Report. Forward-Looking Statements 3 Important Disclosures (cont.)

W W W . K B S . C O M COVID-19: Return to Office 4 To provide some clarity on the issues facing American businesses, Kastle Systems has been studying keycard and FOB fob and access data from 2,600 buildings and 41,000 businesses. The analysis is based on anonymized data to identify trends in how Americans are returning to the office. Source: Kastle Systems and CoStar, July 21, 2021 https://www.kastle.com/safety-wellness/getting-america-back-to-work/ Employees Returning to the Office Based on Keycard Access Data

W W W . K B S . C O M Since April 1, 2020, a number of tenants have requested rent relief, most in the form of rent deferrals or abatement. Depending upon the duration of the pandemic, the various measures imposed to help control the spread of the virus and the corresponding economic slowdown, these tenants or additional tenants may seek rent deferrals or abatements in future periods or become unable to pay their rent. Through August 18, 2021, rent collections are as follows: Over the course of the COVID-19 crisis, the Company has received short-term rent relief requests from tenants who have been directly impacted by the COVID-19 pandemic. As of June 30, 2021, the Company had granted a total of $0.4 million in rent relief to eight tenants structured as temporary deferral arrangements of base rent or rent abatement. In most cases, it is in the Company’s best interest to help its tenants remain in business and reopen when restrictions are lifted. Current collections and rent relief requests to date may not be indicative of collections or requests in any future period. 5 Period of Rent Collected % of Rent Collected Q2 2020 98% Q3 2020 99% Q4 2020 99% Q1 2021 99% Q2 2021 99% July 2021 99% COVID-19: Rent Collections

W W W . K B S . C O M 6 Liquidation Update & Liquidating Distributions Liquidation Distribution History as of June 30, 2021 Amount Record Date Payment Date 1st Liquidating Distribution $0.75 March 5, 2020 March 10, 2020 2nd Liquidating Distribution $0.25 August 3, 2020 August 7, 2020 3rd Liquidating Distribution $0.40 December 24, 2020 December 30, 2020 Total Liquidating Distributions $1.40 Pursuant to the Plan of Liquidation, since March 5, 2020, the board of directors has approved aggregate liquidating distributions of $1.40/share to stockholders as of June 30, 2021. We expect to continue to pay liquidating distribution payments to our stockholders through the completion of our liquidation process and to pay the final liquidating distribution after we sell all of our assets, pay all of our known liabilities and provide for unknown liabilities.

W W W . K B S . C O M 7 On March 11, 2021, our board of directors approved an estimated range of remaining liquidating distributions per share as of December 31, 2020 of $1.91 to $2.24 1. When the March 11, 2021 estimated range of remaining liquidating distributions per share is added to aggregate liquidating distributions of $1.40 per share paid from March 5, 2020 through June 30, 2021, the resulting aggregate estimated range of liquidating distributions under the Plan of Liquidation is $3.31 to $3.64 per share 2. Net Assets in Liquidation The Company adopted the liquidation basis of accounting as of and for the periods subsequent to February 1, 2020. The net assets in liquidation as of June 30, 2021 represents the remaining estimated liquidation value available to stockholders upon liquidation. Due to the uncertainty in the timing of the sale of the Company's remaining real estate properties and the estimated cash flows from operations, actual liquidation costs and sale proceeds may differ materially from the amounts estimated. Estimated Net Assets in Liquidation June 30, 2021 Real Estate $3.63 Other Assets 0.05 Total Assets $3.68 Notes Payable $1.31 Liabilities for estimated costs in excess of estimated receipts during liquidation 0.18 Liabilities for estimated closing costs and disposition fees 0.08 Other Liabilities 0.04 Total Liabilities $1.61 Estimated Net Assets in Liquidation $2.07 Liquidating Distributions Paid $1.40 Estimated Net Assets in Liquidation plus Liquidating Distributions Paid $3.47 1 See the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for more information. 2 As disclosed in the Company’s definitive proxy statement filed with the SEC on December 9, 2019, the initial estimated range in liquidating distributions was $3.40 to $3.83 per share.

W W W . K B S . C O M Portfolio Overview Geographic Diversification2 1 Leased occupancy includes future leases that had been executed but had not yet commenced as of June 30, 2021. 2 Based on occupied square feet as of June 30, 2021. Occupied SF Expirations as of June 30, 2021 Key Statistics Leased Occupancy1 8 As of June 30, 2021 4% 1% 6% 28% 7% 5% 3% 3% 2% 7% 5% 29% 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 O cc u p ie d S F Ex p ir in g No. of Assets 5 Total Rentable Sq. Ft. 2,425,389 Cost Basis $908.6 Million Wtd Avg Lease Term 6.2 years Economic Occupancy 71.4% Leased Occupancy1 73.0% No. of Tenants 86 Leverage 35% CA 27% CO 27% AZ 26% VA 20% 100.0% 81.4% 67.7% 62.5% 0.0% 0% 25% 50% 75% 100% Fountainhead Plaza Granite Tower Union Bank Plaza Willow Oaks Corporate Tech Centre

W W W . K B S . C O M Tenancy Overview As of June 30, 2021 Industry Diversification1 1 Based on occupied square feet as of June 30, 2021. 2 Includes various other industries that individually represent less than 3%. 9 Top 10 Tenants Industry Property Occupied SF % of Portfolio The University of Phoenix Educational Services Fountainhead Plaza 25.8% Anadarko Petroleum Corporation Mining, Oil & Gas Extraction Granite Tower 15.8% Union Bank Finance Union Bank 13.1% Fairfax County School Board Public Administration Willow Oaks 7.1% Personal Capital Advisors Corp. Finance Granite Tower 1.8% Orthovirginia Health Care and Social Assistance Willow Oaks 1.6% Everwest Real Estate Investors Real Estate Granite Tower 1.3% Fairfax Radiological Consultants, P.C. Health Care and Social Assistance Willow Oaks 1.3% Western Midstream Partners, LP Mining, Oil & Gas Extraction Granite Tower 1.2% Robinson, Waters & O’Dorisio PC Legal Services Granite Tower 1.2% TOTAL (based on total occupied square feet) 70.2% Weighted Average Lease Term (Top 10 Tenants) 7.1 years Other 2 10% Health Care and Social Assistance 7% Public Administration 7% Other Services 4% Real Estate 3% Mining, Quarrying, and Oil and Gas Extraction 17% Education Services 26% Finance 18% Legal Services 8%

W W W . K B S . C O M 10 Property Updates

KBS

KBS REIT II Disposition Update



Granite Tower

Denver, CO

Size: 593,527 square feet

Status: Purchase and sale agreement has been signed with a sales price at $203.5M (slightly above our prior liquidation value) and buyer is non-refundable on the $6M earnest money deposit. Closing expected by September 10, 2021, subject to acceleration or extension for estoppel collection.



Fountainhead Office Plaza

Tempe, AZ

Size: 445,957 square feet

Status: Purchase and sale agreement has been signed with a sales price of $117.5M (slightly above our prior liquidation value) and buyer is non-refundable on the $4M earnest money deposit. Closing expected by September 8, 2021, subject to acceleration or extension for estoppel collection and a 10-day extension option to the buyer.



Willow Oaks Corporate Center

Fairfax, VA

Size: 584,147 square feet

Status: Currently being marketed for sale.



Union Bank Plaza

Los Angeles, CA

Size: 701,888 square feet

Status: Currently being marketed for sale.



Corporate Tech

San Jose, CA

Size: 99,870 square feet

Status: Currently being marketed for sale.

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11

W W W . K B S . C O M Liquidation Timeline Substantially complete liquidation within 24 months from March 5, 2020, the day our stockholders approved the Plan of Liquidation. 12 Obtain Shareholder vote on liquidation - completed on March 5, 2020. Made 1st ,2nd and 3rd liquidating distributions in March, August and December 2020 Continue to execute liquidation during 2021, making periodic liquidating distributions

13 Q&A For additional questions, contact KBS Capital Markets Group Investor Relations (866) 527-4264